Consolidated Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
ASSETS
Loans, allowance for loan losses	$ 5,477	$ 6,825
STOCKHOLDERS' EQUITY
Common stock, shares issued (in shares)	7,851	5,011
Common stock, shares authorized (in shares)	40,000	40,000
Common stock, par value	$ 0.625	$ 0.625
Preferred stock,shares issued	2,092	2,092
Preferred stock,authorized (in shares)	10,000	10,000
Preferred stock,par value	$ 2.00	$ 2.00